UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 6-K

REPORT OF FOREIGN PRIVATE ISSUER PURSUANT TO RULE 13a-16 OR 15d-16
UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of August, 2011

Commission File Number 000-02642

COGO GROUP, INC.
(Translation of registrant’s name into English)

Room 10001, Tower C, Skyworth Building,
High-Tech Industrial Park,
Nanshan, Shenzhen 518057
People’s Republic of China
 (Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F. Form 20-F ☒ Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant’s “home country”), or under the rules of the home country exchange on which the registrant’s securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant’s security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2011, Cogo Group, Inc., a Maryland corporation (“Cogo Maryland”), completed a redomestication merger (the “Redomestication Merger”), pursuant to which it merged into its wholly owned subsidiary, Cogo Group, Inc., an exempted company incorporated under the laws of the Cayman Islands (“Cogo Cayman”), resulting in Cogo Cayman being a publicly traded company and Cogo Maryland merging out of existence.  The Redomestication Merger was approved by the stockholders of Cogo Maryland at a special  meeting of stockholders held on July 25, 2011.  The form of Plan of Merger was filed as an exhibit to the Registration Statement on Form F-4 for Cogo Cayman, No. 333-173844 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”).  On August 3, 2011, Cogo Maryland issued a press release announcing the consummation of the Redomestication Merger.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Prior to the Redomestication Merger, shares of Cogo Maryland common stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NASDAQ Global Select Market under the symbol “COGO.” As a result of the Redomestication Merger, each issued and outstanding share of Cogo Maryland common stock was converted into one Cogo Cayman ordinary share.  Upon completion of the merger, Cogo Cayman will update the register of members to record and give effect to the issue of shares by Cogo Cayman to Cogo Maryland stockholders. Once the register of members of Cogo Cayman has been updated, the shareholders recorded in the register of members shall be deemed to have legal title to the shares set against their name. No consents or approvals are required by Cayman Islands law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with updating the register of members of Cogo Cayman.  The transfer agent and registrar for Cogo Cayman’s ordinary shares is American Stock Transfer & Trust Company.

This report is being filed for the purpose of establishing Cogo Cayman as the successor issuer pursuant to Rule 12g-3 under the Exchange Act.  Pursuant to Rule 12g-3(a) under the Exchange Act, the ordinary shares of Cogo Cayman, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.  The Cogo Cayman ordinary shares were approved for listing on the NASDAQ Global Select Market and will trade under the symbol “COGO,” the same symbol under which the shares of Cogo Maryland common stock previously traded, on August 4, 2011.

As of August 3, 2011, each of the directors and officers of Cogo Maryland immediately prior to the Redomestication Merger had been appointed to the same position(s) with Cogo Cayman, with the directors to serve until the earlier of the next meeting of the Cogo Cayman shareholders at which an election of directors of their respective classes is required or until their successors are elected or appointed (or their earlier death, disability or retirement).

As of August 3, 2011, in connection with and effective upon completion of the Redomestication Merger, the rights of shareholders of Cogo Cayman will be governed by its amended and restated memorandum and articles of association.

Cogo Cayman is authorized to issue 200,000,000 ordinary shares of a nominal or par value of US$0.01 each. The ordinary shares may be issued from time to time at the discretion of its Board of Directors without shareholder approval. Cogo Cayman is authorized to issue these shares, insofar as is permitted by law, to redeem or purchase any of its shares and to increase or reduce such capital and to issue all or any part of its capital (whether original, redeemed, increased or reduced) with or without preference, priority or special privilege or subject to any postponement of rights, or to any conditions or restrictions whatsoever.

As of the close of business on July 25, 2011, Cogo Cayman had one ordinary share outstanding. Upon completion of the merger, Cogo Cayman issued approximately 35,871,520 ordinary shares in the merger and the one ordinary share outstanding prior to the merger was cancelled as part of the Redomestication Merger.

Item 3.03.	Material Modification to Rights of Security Holders.

The Redomestication Merger did not alter any shareholder’s percentage ownership interest, or number of shares which will be owned in Cogo Cayman from that which they owned in Cogo Maryland.  The following discussion does not purport to be a complete statement of the rights of holders of Cogo Cayman ordinary shares under applicable Cayman Islands law and Cogo Cayman’s amended and restated memorandum and articles of association or the rights of holders of Cogo Maryland’s common stock under applicable Maryland law and its certificate of incorporation and bylaws and is qualified in its entirety by reference to the governing corporate documents of Cogo Cayman which were filed as exhibits to the Registration Statement and are incorporated by reference into this report and applicable law.  You are encouraged to read the relevant provisions of Cayman Islands law as they relate to the following summary.

Provision	Cogo Maryland	Cogo Cayman

Amendment of Charter Documents
Generally, the Board must adopt a resolution which sets forth the proposed amendment and declares that it is advisable; and direct that the proposed amendment be submitted for consideration at either an annual or a special meeting of the stockholders.  The proposed amendment would have to be approved by the stockholders of the corporation by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

Under the Companies Law, Cogo Cayman’s memorandum and articles of association may be amended only by a special resolution (a resolution passed by a majority of not less than two-thirds of the members, unless a greater number is specified in a company’s articles) . Cogo Cayman’s board of directors may not effect amendments to Cogo  Cayman’s articles of association.

Voting Rights
Unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. However, a share is not entitled to be voted if any installment payable on it is overdue and unpaid.

Each ordinary share entitles the shareholder to one vote and rank pari passu with other ordinary shares as to voting. Directors are elected by a majority vote as provided in memorandum and articles of association; certain other matters are decided by a majority of those shares present and entitled to vote subject to the Companies Law which may require a special resolution which is 2/3 of those members attending in person or by proxy (or such higher number as may be specified in the articles).

Redemption of Equity	Generally, if authorized by its board of directors, a corporation may acquire the corporation’s own shares.
Under the Companies Law, shares of a Cayman Islands company may be redeemed or repurchased out of profits of the company, out of the proceeds of a fresh issue of shares made for that purpose, the share premium reserve may be used to pay any premium payable on redemption or the share may be redeemed otherwise out of capital, provided the company has the ability to pay its debts as they come due in the ordinary course of business.

Provision	Cogo Maryland	Cogo Cayman

Dividends
A corporation may make a distribution from:  (i) the net earnings of the corporation for the fiscal year in which the distribution is made;  (ii) the net earnings of the corporation for the preceding fiscal year; or (iii) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.  No distribution may be made if, after giving effect to the distribution: (i) the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Under Cayman Islands law, the board of directors of Cogo Cayman may pay dividends to the ordinary shareholders out of Cogo Cayman’s profits; from its asset revaluation reserve; from its capital redemption reserve if used for a bonus share issue; or from its share premium account, which represents the excess of the price paid to Cogo Cayman on issue of its shares over the par or “nominal” value of those shares, which is similar to the U.S. concept of additional paid in capital.  However, no dividends may be paid if, after payment, Cogo Cayman would not be able to pay its debts as they come due in the ordinary course of business.

Stockholder written consent
If authorized by the charter, the holders of common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action not later than 10 days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

Article 66 of Cogo Cayman’s Articles of Association provide that the members of Cogo Cayman may pass resolutions without holding a meeting if such resolutions of the members are passed by a unanimous written resolution signed by all of the members entitled to vote.

Stockholder/Nominations and Other Proposals
The charter or bylaws may require any stockholder proposing a nominee for election as a director or any other matter for consideration at a meeting of the stockholders to provide advance notice of the nomination or proposal to the corporation before a date or within a period of time specified in the charter or bylaws.
Same as Cogo Maryland.

Provision	Cogo Maryland	Cogo Cayman

Meetings of Stockholders —Presence
Unless restricted by the charter or bylaws of the corporation, a corporation may allow stockholders to participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by the means authorized above constitutes presence in person at the meeting.

There is no statute in the Cayman Islands permitting shareholders to participate in meetings by way of telephone.  There is English case law which may be followed by the courts of the Cayman Islands allowing for meetings to be conducted by electronic means provided that each shareholder may be seen and heard by all other shareholders and may see and hear all other shareholders.

Meeting of Stockholder —Notice
In general, notice must be given not less than 10 nor more than 90 days before each stockholders’ meeting, the secretary of the corporation shall give notice in writing or by electronic transmission of the meeting
Notice must be given not less than nine days (exclusive of the day on which the notice is served or deemed to be served but inclusive of the day for which the notice is given) .

Meeting of Stockholders—Call of Meeting
A special meeting of the stockholders of a corporation may be called by (1) the president; (2) the board of directors; or (3) any other person specified in the charter or the bylaws.  Generally, the secretary of a corporation shall call a special meeting of the stockholders on the written request of stockholders entitled to cast at least 25 percent of all the votes entitled to be cast at the meeting.

Meetings may be called by the directors or by members holding 25% of the outstanding votes. The articles require an annual meeting of the members for the election of directors to be called by the directors. Meetings on short notice may be called upon waiver or presence of all the members holding shares entitled to attend and vote thereat or their proxies.

Meeting of Stockholders—Place
Unless the charter provides otherwise, meetings of stockholders shall be held as is: (1) Provided in the charter or bylaws; or (2) Set by the board of directors under the provisions of the charter or bylaws.
Within or outside the Cayman Islands.

Meeting of Stockholders—Quorum
Generally, unless the charter of a corporation provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.

 A quorum requires a majority of the stockholders present in person or by proxy and entitled to vote at the meeting.   A meeting that is not quorate will be dissolved if convened upon the requisition of the stockholders.  In any other case, it shall stand adjourned to the same day in the next week, at the same time and place.

Meeting of Stockholders—Record Date
Unless the bylaws provide otherwise, the board of directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose making any proper determination with respect to stockholders, including which stockholders are entitled to: notice of a meeting; vote at a meeting; receive a dividend; or be allotted other rights.
As fixed by the directors or set out in the articles of association.

Provision	Cogo Maryland	Cogo Cayman

Inspection of Records
Any stockholder on written request, may inspect and copy during usual business hours any of the following corporate documents: bylaws; minutes of the proceedings of the stockholders; annual statements of affairs; and voting trust agreements deposited with the corporation at the corporation’s principal office.

Generally, one or more persons who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5 percent of the outstanding stock of any class of a corporation may: (1) in person, or by agent, on written request, inspect and copy during usual business hours the corporation’s books of account and its stock ledger; (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (3) present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Shareholders of a Cayman Islands company have no general rights to inspect or obtain copies of the list of shareholders or corporate records of the company (other than the register of mortgages and charges). The board of directors of Cogo Cayman may establish procedures or conditions regarding these inspection rights for the following purposes: protecting the interests of Cogo Cayman; protecting the confidentiality of the information contained in those books and records;  protecting the convenience of Cogo  Cayman; or  protecting any other interest of Cogo Cayman that the board of directors deems proper.

Directors—Election	Directors are elected by the stockholders.
Directors are elected by the board of directors or by the members by ordinary resolutions. A majority of the directors shall each qualify as an independent director under the rules of the stock exchange on which shares of Cogo Cayman are listed in the United States or, if the shares are not so listed, the rules of the Nasdaq Stock Market.

Directors—Removal
The stockholders may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors, except under certain circumstances.

By resolution of the directors or the members for cause or without cause on a vote of the members representing a majority of the shares entitled to vote. Directors may be removed for any reason on a resolution signed by all the other directors, if the director is absent from meetings for six months without leave of the board, death or incapacity.

Directors—Vacancy
Generally, the stockholders may elect a successor to fill a vacancy on the board of directors which results from the removal of a director and unless the charter or the bylaws of the corporation provide otherwise, a majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the board of directors which results from any cause except an increase in the number of directors; and a majority of the entire board of directors may fill a vacancy which results from an increase in the number of directors.
May be filled by a majority vote of the shareholders entitled to vote at a general meeting, or by a majority vote of the remaining directors.

Provision	Cogo Maryland	Cogo Cayman

Directors—Number	Initially, as determined in the charter and thereafter has may be changed by the board of directors in the by-laws, but not less than one.
Determined in accordance with the articles of association.  Article 73 of Cogo Cayman’s articles provide that until otherwise determined by its members in a general meeting, the number of directors shall not be less than three or be more than nineteen.

Directors—Majority Rule and Quorum
Unless the charter or bylaws of the corporation require a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is the action of the board of directors. Unless the bylaws of the corporation provide otherwise, a majority of the entire board of directors constitutes a quorum for the transaction of business.
The quorum may be fixed by the directors of the Cogo Cayman, and unless so fixed shall be a minimum of three directors.

Directors—Powers
The business and affairs of a corporation shall be managed under the direction of a board of directors.  All powers to govern the corporation not reserved to the stockholders by law or by the charter or bylaws.
The directors may exercise all such powers to govern Cogo Cayman as are not, by law or its articles, required to be exercised by its members.

Directors—Committees
The board of directors of a corporation may:  (1) appoint from among its members an executive committee and other committees composed of one or more directors; and (2) delegate to these committees any of the powers of the board of directors, except the power to: (i) issue stock other than as provided by the board of directors or committee of the board; (ii) recommend to the stockholders any action which requires stockholder approval, other than the election of directors; (iii) amend the bylaws; or (iv) approve any merger or share exchange which does not require stockholder approval.

The directors may establish any committees, local boards or agencies for managing any of the affairs of the company and may appoint any persons to be members of such committees or local boards or any managers or agents and may fix their remuneration. Cogo Cayman shall establish and maintain an audit committee, a nominating committee and a compensation committee, each of which shall be comprised of “independent directors” as such term is defined under the rules of the stock exchange on which shares of Cogo Cayman are listed in the United States or, if the shares are not so listed, the rules of the Nasdaq Stock Market.

Directors—Consent Action
Any action required or permitted to be taken at a meeting of the board of directors or of a committee of the board may be taken without a meeting if a unanimous consent which sets forth the action is: (1) given in writing or by electronic transmission by each member of the board or committee; and (2) filed in paper or electronic form with the minutes of proceedings of the board or committee.
Same as Cogo Marland.

Provision	Cogo Maryland	Cogo Cayman

Director—Alternates	Not permitted.	Not permitted under Cogo Cayman’s articles of association.

Directors—Appoint Officers	Directors appoint the officers of the corporation, subject to the by-laws, with such powers as they determine.	Same as Cogo Maryland, subject to the articles of association.

Director—Limitation of Liability
Directors liability is limited, except for (i) breach of loyalty, (ii) an act not in good faith or a knowing violation of law, (iii) unlawful distributions of dividend or redeeming shares, or (iv) actions in which director receives improper benefit.

Cayman Islands law will not allow the limitation of a director’s liability for his own, fraud, willful neglect or willful default.  Cogo Cayman’s articles of association provide for the elimination of personal monetary liability of directors, for any negligence, default, breach of duty or breach of trust, to the fullest extent permissible under the laws of the Cayman Islands; such elimination of personal monetary liability does not apply to (i) any fraud or dishonesty of a director, (ii) a director’s conscious, intentional or willful breach of such director’s obligation to act honestly, lawfully and in good faith with a view to the best interests of Cogo Cayman or (iii) any claims or rights of action to recover any gain, personal profit or other advantage to which the director is not legally entitled.

Director—Indemnification Insurance
A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:  (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

A corporation may purchase insurance in relation to any person who is or was a director or officer of the company.

Cayman Islands law does not limit the extent to which a company’s articles of association may provide for the indemnification of its directors, officers, employees and agents except to the extent that such provision may be held by the Cayman Islands courts to be contrary to public policy. For instance, a provision purporting to provide indemnification against the consequences of committing a crime, or against the indemnified person’s own fraud or dishonesty, may be deemed contrary to public policy.

Cogo Cayman’s articles provide for indemnification of directors and officers to the fullest extent allowed by law.

Provision	Cogo Maryland	Cogo Cayman

Sale of Assets	The sale of all or substantially all the assets of the company requires approval by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.	Cogo Cayman’s articles provide that the sale of all or substantially all the assets of the company be approved by special resolution of the members.

Merger
A merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of the corporation not in the usual and regular course of the corporation’s business, or a dissolution of the corporation, is generally required to be approved by a majority of the board of directors unless the certificate of incorporation provides otherwise. In addition, mergers in which an acquiring corporation owns 90% or more of each class of stock of the acquired corporation may be completed upon approval of a majority of its board of directors.

A merger shall be approved by the stockholders of each corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Under Cayman Islands’ law, two or more Cayman Islands’ companies can merge or consolidate and one or more Cayman Islands’ companies together with one or more non-Cayman Islands companies can merge or consolidate, provided that the surviving or consolidated company is a Cayman Islands company.  The directors of the constituent companies must approve a written plan of merger which then needs to be approved by the members of each  of the constituent companies.

Dissenters Rights	Provision is made under Maryland corporate law to dissent and obtain fair value of shares in connection with certain corporate actions that require stockholder approval or consent.
Under Cayman Islands’ law dissentient shareholders  of a company incorporated in the Cayman Islands have a right to be paid the fair value of their shares upon dissenting from a merger or consolidation.   However, where shares in the surviving entity are to be listed on a recognized stock exchange for which an open market exists there are no dissenter’s rights where the consideration is shares in the surviving entity.

/Rights of Minority Stockholders
Unless waived by all stockholders who would be entitled to vote on the merger, at least 30 days before the articles are filed, a parent corporation which owns less than all of the outstanding stock of the subsidiary as of immediately before the effective time of the merger must have given notice of the transaction to each of the subsidiary’s stockholders of record who would be entitled to vote on the merger on the date of giving of the notice or on a record date fixed for that purpose which is not more than 10 days before the date of giving notice.

A minority stockholder of the subsidiary has the right to demand and receive payment of the fair value of the minority stockholder’s stock.

Where a company incorporated under the Companies Law engages in some activity which breaches the Companies Law, the memorandum and articles of association, the court can issue a restraining or compliance order. Members can now also bring derivative, personal and representative actions under certain circumstances.  Also where a member of a company considers that the affairs of the company have been, are being or are likely to be conducted in a manner likely to be oppressive, unfairly discriminating or unfairly prejudicial to him, he may now apply to the court for an order on such conduct.

Provision	Cogo Maryland	Cogo Cayman

Shareholder suits
Maryland law requires only that the stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or that the stock was transferred to him by operation of law from a person who was such a stockholder. In addition, the stockholder must remain a stockholder throughout the litigation.

We are not aware of any reported class action or derivative action having been brought in a Cayman Islands court.  Derivative actions are available in the Cayman Islands and have been permitted by the Cayman Islands courts.  In principle, Cogo Cayman will normally be the proper plaintiff and a derivative action may not be brought by a minority shareholder.  However, based on English authorities, which would in all likelihood be of persuasive authority in the Cayman Islands, there are exceptions to the foregoing principle, including when: a company acts or proposes to act illegally or ultra vires; the act complained of, although not ultra vires, could be duly effected only if authorized by a special or ordinary resolution that has not been obtained; and those who control the company are perpetrating a “fraud on the minority.”

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 1.01 and 3.03 are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Plan of Merger (incorporated by reference to Annex C to our Proxy Statement/Prospectus filed on June 9, 2011)
99.1	Press Release dated August 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COGO GROUP, INC.

Date:	August 3, 2011	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Plan of Merger (incorporated by reference to Annex C to our Proxy Statement/Prospectus filed on June 9, 2011)
99.1	Press Release dated August 3, 2011